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                                                            EXHIBIT 10.4**

                      FOURTH AMENDMENT TO LICENSE AGREEMENT
                           DATED JUNE 3, 1999 BETWEEN
                       TOMMY HILFIGER LICENSING, INC. AND
                               MOVADO GROUP, INC.

                      -------------------------------------

      AGREEMENT entered into as of the 25TH day of June, 2004 by and between TOMMY HILFIGER LICENSING, INC., a Delaware corporation, having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Hilfiger") and MOVADO GROUP, INC., a New York corporation having its offices at 650 From Road, Paramus, New Jersey 07652 ("MGI") and MOVADO WATCH COMPANY, S.A., successor by merger with N.A. TRADING, S.A., a Swiss corporation, having its offices at Bettlachstrasse 8, 2540 Grenchen, Switzerland ("MWC"). MGI and MWC are hereinafter jointly referred to as "Licensee".


                              W I T N E S S E T H:

      WHEREAS, Hilfiger and Licensee entered into a license agreement dated June 3, 1999, which license agreement was previously amended on January 16, 2002, August 1, 2002 and May 7, 2004 (the license agreement as so amended is hereinafter referred to as the "License"); and

      WHEREAS, the parties have agreed to the amendments to the License contained herein.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

      1. All capitalized terms used herein shall have the meanings ascribed to them in the License.

      2. Paragraph 1.1 of the License is deleted and replaced with the following:

             "Affiliate with respect to either party hereto shall mean a person or entity controlling, controlled by, or under common control with such party."

      3. The following is hereby inserted into the License as Paragraph 1.20A:


**CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGE 2 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED ("1934 ACT").

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              "Tommy Hilfiger Websites means any Internet website operated by
              Hilfiger, or any Hilfiger Affiliate, through which products bearing the Trademarks are sold to consumers."

       4. Paragraph 7.6 of the License is hereby amended by deleting "or 7.13" in the second sentence thereof, and replacing the same with the following:

              ",7.13 or 7.15.

       5. The following is hereby inserted into the License as Paragraph 7.15:

               "7.15 Purchases for Sale Via Tommy Hilfiger Websites. Licensee will consign Licensed Products to Hilfiger or its Affiliate for sale through Tommy Hilfiger Websites in accordance with the terms of a consignment agreement as may be entered into by the parties. The purchase price payable to Licensee for all such Licensed Products sold through the Tommy Hilfiger Website will equal * ."

       6. Paragraph 8.2(a) of the License is hereby amended by inserting the following at the end of the fourth sentence thereof:

               "or Hilfiger's Affiliates (whether under Paragraphs 7.11, 7.15 or otherwise)."

       7. Paragraph 9.2 of the License is hereby amended by inserting the following at the end of the second sentence thereof:

               "and 7.15."

       8. Paragraph 19.1 of the License is hereby amended by changing the notice addresses for Hilfiger to the following:

               "To Hilfiger:           TOMMY HILFIGER LICENSING, INC.
                                       University Plaza - Bellevue Building
                                       262 Chapman Road, Suite 103A
                                       Newark, Delaware 19702
                                       Attention: Thomas Welcher
                                       Telephone (302) 286-6531
                                       Facsimile: (302) 286-6604



* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PUSUANT TO RULE 24b-2 OF THE 1934 ACT.

                                       2
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              with a copy to:          STEVEN R. GURSKY, ESQ.
                                       Gursky & Partners, LLP
                                       1350 Broadway, 11th Floor
                                       New York, New York 10018
                                       Telephone: (212) 904-1234
                                       Facsimile:  (212) 967-4465"



       9. Except as modified hereby, all other paragraphs and provisions contained in the License shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.


       IN WITNESS WHEREOF, Hilfiger and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, INC.        MOVADO GROUP, INC.


By: /s/ Thomas E. Welch               By: /s/ Timothy F. Michno
---------------------------------     -----------------------------------
Title: Assistant Secretary            Title: General Counsel

                                      MOVADO WATCH COMPANY, S.A.

                                      By: /s/ Richard Cote


                                      Title: COO


                                      3